UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 6, 2015

BANK OF AMERICA

C/O PROXY SERVICES

P.O. BOX 9112

FARMINGDALE, NY 11735

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	March 11, 2015

Date: May 6, 2015	Time: 10:00 am

Location:	Charlotte Marriott SouthPark
2200 Rexford Road
Charlotte, North Carolina 28211

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or obtain an admission ticket to attend the meeting, go to the “shareholder meeting registration” link at www.proxyvote.com.

Vote In Person: Request a ballot and vote your shares at the meeting. The possession of proof of stock ownership or an attendance ticket and valid, government-issued identification is required to be admitted to the meeting. Please check the meeting materials for the meeting attendance requirements.

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Voting Items

The Board of Directors recommends you vote FOR the election of each director:

1.	Election of Directors:

Nominees:

1a.	Sharon L. Allen

1b.	Susan S. Bies

1c.	Jack O. Bovender, Jr.

1d.	Frank P. Bramble, Sr.

1e.	Pierre J. P. de Weck

1f.	Arnold W. Donald

1g.	Charles K. Gifford

1h.	Linda P. Hudson

1i.	Monica C. Lozano

1j.	Thomas J. May

1k.	Brian T. Moynihan

1l.	Lionel L. Nowell, III

1m.	R. David Yost

The Board of Directors recommends you vote FOR the following proposals:

2.	Approving Our Executive Compensation (an Advisory, Non-binding “Say on Pay” Resolution)

3.	Ratifying the Appointment of Our Registered Independent Public Accounting Firm for 2015

4.	Approving the Amendment and Restatement of the Bank of America Corporation 2003 Key Associate Stock Plan

The Board of Directors recommends you vote AGAINST the following proposals:

5.	Stockholder Proposal – Climate Change Report

6.	Stockholder Proposal – Lobbying Report

7.	Stockholder Proposal – Stockholder Action by Written Consent

8.	Stockholder Proposal – Stockholder Value Committee

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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